SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

January 20, 2004
Date of Report
(Date of earliest event reported)

T REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-49782	52-2140299

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
Exhibit Index
EXHIBIT 10.01

     T REIT, Inc. filed a Form 8-K and form 8-K/A on February 4, 2004 and February 19, 2004, respectively, to report the acquisition of an interest in Amber Oaks Corporate Center, Austin Texas without the required financial information. Accordingly, T REIT, Inc. is filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Index to Financial Statements

AmberOaks Corporate Center, Austin, Texas:
Report of Independent Certified Public Accountants
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Nine-Month Period Ended September 30, 2003
Notes to Historical Statements of Revenues and Certain Expenses
T REIT, Inc.:
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003
Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended December 31, 2002 And for the Nine-Month Period Ended September 30, 2003
Notes to Unaudited Pro Forma Consolidated Financial Statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
T REIT, Inc.

     We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of AmberOaks Corporate Center, Austin, Texas (“AmberOaks”) for the year ended December 31, 2002. This historical statement is the responsibility of AmberOaks’ management. Our responsibility is to express an opinion on this historical statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of AmberOaks’ revenues and expenses.

     In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of AmberOaks for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
January 16, 2004

AMBEROAKS CORPORATE CENTER
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended
	December 31,	Nine Months Ended
	2002	September 30, 2003

		(Unaudited)
REVENUES
Rental income	$3,311,120	$3,001,605

DIRECT OPERATING EXPENSES
Rental property expenses	676,857	542,425
Property taxes and assessments	588,665	385,422
Insurance	17,425	15,552
Management fees	89,527	70,918

	1,372,474	1,014,317

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,938,646	$1,987,288

The accompanying notes are an integral part of this historical statement of revenues and certain expenses.

NOTE 1 — Description of the Transaction

     On January 20, 2004, T REIT, Inc. (the “Company”) through its wholly-owned subsidiary, TREIT — AmberOaks LP, a Texas limited partnership, purchased a 75% undivided tenant in common interest in three buildings at AmberOaks Corporate Center located in Austin, Texas from an unaffiliated third party. Three unaffiliated entities purchased the remaining 25% tenant in common interest in the property. The total purchase price for AmberOaks was approximately $22,965,000; the Company’s proportionate share of the purchase price was approximately $17,224,000. The purchase was financed with a $15,000,000 loan from North Houston Bank. The loan bears interest at a rate of 1% per annum above the lower of (a) the Prime Rate or (b) the rate quoted by CitiBank of New York as its Prime Lending Rate. The term of the loan is 36 months with the option of a 24-month extension if certain conditions are met. The loan requires interest only payments for the first 24 months; thereafter payments will be made monthly in arrears based on a 30-year amortization schedule. The Company’s total investment includes $5,974,000 in cash plus its proportionate share of the debt of approximately $11,250,000. The seller paid a sales commission to Triple Net Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of approximately $585,000, or approximately 2.3% of the purchase price.

NOTE 2 — Summary of Significant Accounting Policies

     Basis of Presentation

     The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of AmberOaks. The accompanying historical statements of AmberOaks have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

     Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of AmberOaks have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to AmberOaks. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of AmberOaks’ historical revenues and expenses or comparable to its proposed future operations.

     Revenue Recognition

     AmberOaks is leased to multiple tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are incurred.

     Rental income for the year ended December 31, 2002 consists of the following:

Base rent	$2,131,100
Expense recoveries	1,180,020

$3,311,120

     Use of Estimates

     The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

     Risks and Uncertainties

     The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by AmberOaks’ management could materially differ from historical results.

     For the year ended December 31, 2002, the following tenants generated rental income in excess of 10% of AmberOaks’ total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

Netsolve, Inc.	$1,455,847	44.0%
ACS State Health Services, Inc.	894,676	27.0
Proxim, Inc. (subleased to Topaz Technologies)	362,749	11.0

     If any of these tenants were to default on its lease, future revenues of AmberOaks could be severely impacted.

     Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

     AmberOaks was managed by Transwestern Commercial Services (“Transwestern”). Management fees approximated 2.5% of rental receipts, as defined. Transwestern’s role as the property manager was terminated upon the acquisition of AmberOaks by the Company.

NOTE 4 — Insurance

     AmberOaks’ insurance coverage is provided by an insurance company affiliated with the seller; consequently, insurance costs are less than the market rate. Insurance expense for the year ended December 31, 2002 totaled $17,425.

NOTE 5 — Future Minimum Rental Income

     AmberOaks is leased to 9 tenants under operating leases with remaining terms ranging from 2 to 7 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2003	$2,414,286
2004	2,629,558
2005	2,052,618
2006	1,696,281
2007	876,744
Thereafter	164,359

$9,833,846

T REIT, INC.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2002

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) gives effect to the purchase by T REIT, Inc. (the “Company”) of a 75% undivided tenant in common interest in AmberOaks and is presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the purchase of a 75% undivided tenant in common interest in AmberOaks, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and AmberOaks, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 2003 is based on the unaudited balance sheet of the Company included in its September 30, 2003 Quarterly Report on Form 10-Q and gives effect to the purchase of a 75% undivided tenant in common interest in AmberOaks on January 20, 2004 as if it had occurred on September 30, 2003.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 is based on the Company’s audited consolidated statement of operations for the same period and gives effect to the purchase of a 75% undivided tenant in common interest in AmberOaks as if it had occurred as of the beginning of the period presented.

The accompanying unaudited pro forma condensed consolidated statement of operations for the nine month period ended September 30, 2003 is based on the Company’s unaudited consolidated statement of operations for the same period and gives effect to the purchase of a 75% undivided tenant in common interest in AmberOaks as if it had occurred as of the beginning of the period presented.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

T REIT, INC.
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2003

			Pro Forma
			Adjustments

	Company			Purchase of	Company
	Historical	Adjustments	As Adjusted	Amber Oaks	Pro Forma

		(A)		(B)

Assets
Real estate investments:
Operating properties	$15,841,153	$(102,844)	$15,738,309	$—	$15,738,309
Property held for sale, net	—	—	—	—	—
Investments in unconsolidated real estate	19,335,698	—	19,335,698	5,974,000	25,309,698

	35,176,851	(102,844)	35,074,007	5,974,000	41,048,007
Less accumulated depreciation	(339,695)	—	(339,695)	—	(339,695)

	34,837,156	(102,844)	34,734,312	5,974,000	40,708,312
Cash and equivalents	12,699,046	—	12,699,046	(5,974,000)	6,725,046
Accounts receivable, net	97,036	—	97,036	—	97,036
Accounts receivable from related parties	499,617	—	499,617	—	499,617
Real estate deposits	98,165	—	98,165	—	98,165
Other assets, net	966,195	507,794	1,473,989	—	1,473,989
Note receivable	581,995	—	581,995	—	581,995

	$49,779,210	$404,951	$50,184,161	$—	$50,184,161

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$718,547	$—	$718,547	$—	$718,547
Deferred revenue intangible	—	404,951	404,951	—	404,951
Distributions payable	318,211	—	318,211	—	318,211
Security deposits and prepaid rent	50,991	—	50,991	—	50,991
Notes payable	9,290,409	—	9,290,409	—	9,290,409
Notes payable secured by property held for sale	—	—	—	—	—

	10,378,158	404,951	10,783,109	—	10,783,109
Shareholders’ equity
Common stock, $0.01 par value; 10,000,000 shares authorized; 4,720,176 shares issued and outstanding on a historical basis and 4,720,176 on a pro forma basis	47,202	—	47,202	—	47,202
Additional paid-in capital	41,265,443	—	41,265,443	—	41,265,443
Treasury stock, 56,352 shares at September 30, 2003	(514,541)	—	(514,541)	—	(514,541)
Distributions in excess of earnings	(1,397,052)	—	(1,397,052)	—	(1,397,052)

	39,401,052	—	39,401,052	—	39,401,052

	$49,779,210	$404,951	$50,184,161	$—	$50,184,161

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2002

				Amber Oaks
	Company			Pro Forma		Company
	Historical	Adjustments	As Adjusted	Adjustments		Pro Forma

		(C)

Revenues	—	—	—	—		—
Rental income	$4,562,654	$167,274	$4,729,928	—		$4,729,928
Interest income	283,811	—	283,811	—		283,811

	4,846,465	167,274	5,013,739	—		5,013,739
Rental expenses	1,029,482	—	1,029,482	—		1,029,482
General and administrative	669,625	168,042	837,667	—		837,667
Interest	1,756,835	—	1,756,835	—		1,756,835
Ground lease expense	—	—	—	—		—
Depreciation	659,705	—	659,705	—		659,705

	4,115,647	168,042	4,283,689	—		4,283,689

Income (loss) before equity in earnings of unconsolidated real estate	730,818	(768)	730,050	—		730,050
Equity in earnings of unconsolidated real estate	1,125,501	—	1,125,501	991,667	(D)	2,117,168

Income (loss) from continuing operations before gain (loss) on sale of investments in unconsolidated real estate	1,856,319	(768)	1,855,551	991,667		2,847,218
Gain (loss) on sale of investment in unconsolidated real estate	213,352	—	213,352	—		213,352

Income from continuing operations	2,069,671	(768)	2,068,903	991,667		3,060,570
Income from discontinued operations-property held for sale	224,087	—	224,087	—		224,087

Net income (loss)	$2,293,758	$(768)	$2,292,990	$991,667		$3,284,657

Weighted average shares outstanding	4,013,175	—	4,013,175	—		4,013,175

Basic earnings per share	$0.57					$0.82

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Month Period Ended September 30, 2003

				Amber Oaks
	Company			Pro Forma		Company
	Historical	Adjustments	As Adjusted	Adjustments		Pro Forma

		(C)

Revenues
Rental income	$1,676,491	$125,455	$1,801,946	$—		$1,801,946
Interest income	76,582	—	76,582	—		76,582

	1,753,073	125,455	1,878,528	—		1,878,528
Rental expenses	779,530	—	779,530	—		779,530
General and administrative	592,139	126,032	718,171	—		718,171
Interest	325,620	—	325,620	—		325,620
Ground lease expense	—	—	—	—		—
Depreciation	289,802	—	289,802	—		289,802

	1,987,091	126,032	2,113,123	—		2,113,123
Income (loss) before equity in earnings of unconsolidated real estate and	(234,018)	(577)	(234,595)	—		(234,595)
Equity in earnings of unconsolidated real estate	1,231,182	—	1,231,182	1,127,122	(E)	2,358,304

Income (loss) from continuing operations before gain (loss) on sale of investments in unconsolidated real estate	997,164	(577)	996,587	1,127,122		2,123,709
Gain (loss) on sale of investment in unconsolidated real estate	2,837,167	—	2,837,167	—		2,837,167

Income from continuing operations	3,834,331	(577)	3,833,754	1,127,122		4,960,876
Income from discontinued operations-property held for sale	531,347	—	531,347	—		531,347

Net income (loss)	$4,365,678	$(577)	$4,365,101	$1,127,122		$5,492,223

Weighted average shares outstanding	4,684,833					4,684,833

Basic earnings per share	$0.93					$1.172

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

(A)  Adjustments for allocation of the purchase price related to acquisitions completed prior to January 20, 2004 (tangible property, land, buildings and improvements and intangibles).

(B)  Purchase of a 75% undivided tenant in common interest in AmberOaks, for a cash investment of approximately $5,974,000.

Pro Forma Consolidated Statements of Operations

(C)  Rental income includes the straight line effect of amortizing acquired intangibles resulting from purchase accounting adjustments over the remaining term of the in-place leases.

(D)	Equity in earnings of AmberOaks for the year ended December 31, 2002 based on the Company’s proportionate interest of 75% and the following assumptions:

	Property	Proforma		Property
	Historical	Adjustments		Proforma
REVENUES

Rental income	$3,311,120	$710,124	a	$4,021,244

EXPENSES

Rental property expenses	676,857	—		676,857
Property taxes and assessments	588,665	—		588,665
Insurance	17,425	—		17,425
Management fees	89,527	76,029	b	165,556
Interest	—	750,000	c	750,000
Depreciation	—	500,519	d	500,519

	1,372,474	1,326,548		2,699,022

EXCESS IF REVENUES OVER CERTAIN EXPENSES	$1,938,646	$(616,424)		$1,322,222

Company’s Proportionate Share				75%

Equity in Earnings of Unconsolidated Real Estate				$991,667

a.	Includes the net effects of FAS 141 purchase accounting adjustments (amortization of deferred revenue associated with in-place leases with contractual rents below market at date of acquisition).

b.	Reflects the management fees to be paid to an affiliate of the Company at a rate of 5% of gross revenue.

c.	Includes interest expense associated with the loans obtained in connection with the purchase of AmberOaks at a borrowing rate of approximately 5.0%, the actual borrowing rates at date of acquisition.

d.	Depreciation of the building on a straight-line basis over the estimated useful life of 39 years.

(E)	Equity in earnings of AmberOaks for the nine month period ended September 30, 2003 based on the Company’s proportionate interest of 75% and the following assumptions:

	Property	Proforma		Property
	Historical	Adjustments		Proforma
REVENUES

Rental income	$3,001,605	$532,593	a	$3,534,198

EXPENSES
Rental property expenses	542,425	—		542,425
Property taxes and assessments	385,422	—		385,422
Insurance	15,552	—		15,552
Management fees	70,918	79,162	b	150,080
Interest	—	562,500	c	562,500
Depreciation	—	375,389	d	375,389

	1,014,317	1,017,051		2,031,368

EXCESS IF REVENUES OVER CERTAIN EXPENSES	$1,987,288	$(484,458)		$1,502,830

Company’s Proportionate Share				75%

Equity in Earnings of Unconsolidated Real Estate				$1,127,122

a.	Includes the net effects of FAS 141 purchase accounting adjustments (amortization of deferred revenue associated with in-place leases with contractual rents below market at date of acquisition).

b.	Reflects the management fees to be paid to an affiliate of the Company at a rate of 5% of gross revenue.

c.	Includes interest expense associated with the loans obtained in connection with the purchase of AmberOaks at a borrowing rate of approximately 5.0%, the actual borrowing rates at date of acquisition.

d.	Depreciation of the building on a straight-line basis over the estimated useful life of 39 years.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.

Date: March 29, 2004	By:	/s/ ANTHONY W. THOMPSON

Anthony W. Thompson President and Chief Executive Officer

Exhibit  Index

Number	Description

10.01	Agreement for Purchase and Sale of Property dated as of March 8, 2004 by and between 20770 Madrona, LLC and Triple Net Properties, LLC.